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                                  EXHIBIT 10.46


                      SEVENTH AMENDMENT TO CREDIT AGREEMENT


         SEVENTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of December 23, 1999, among AMERUS LIFE HOLDINGS, INC., an Iowa corporation (the "Borrower"), the various Banks from time to time party to the Credit Agreement referred to below (the "Banks"), BANK ONE, INDIANA, NA and ABN AMRO BANK, N.V., as Co-Arrangers (the "Co-Arrangers") and THE CHASE MANHATTAN BANK, as Administrative Agent (the "Administrative Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to such terms in the Credit Agreement.


                              W I T N E S S E T H:


         WHEREAS, the Borrower, the Banks, the Co-Arrangers and the Administrative Agent are parties to a Credit Agreement, dated as of October 23, 1997 (as amended, modified or supplemented to the date hereof, the "Credit Agreement");

         WHEREAS, the Borrower has requested that the Banks agree to amend the Credit Agreement as herein provided; and

         WHEREAS, the Banks have agreed to the amendments to the Credit Agreement as herein provided subject to the terms and conditions set forth herein;

         NOW, THEREFORE, the parties hereto agree as follows:

         1.   Section 7.02 of the Credit Agreement is hereby amended by:

              (i)   deleting the word "and" appearing at the end of clause (h);

              (ii) deleting the period appearing at the end of clause (i) and inserting in lieu thereof the text "; and"; and

              (iii) inserting the following new clause (j) immediately following clause (i):

              "(j) the Borrower may merge with and into AMHC in connection with the demutualization of AMHC, provided that (x) no Default or Event of Default is then in existence or would result therefrom and (y) concurrently with the consummation of such merger AMHC as the surviving corporation of such merger shall execute and deliver to the Administrative Agent an acknowledgment and assumption agreement (in the form attached hereto as Exhibit I) pursuant to which AMHC shall expressly assume all obligations of the Borrower under this Agreement and the other Credit Documents (it being understood and agreed that on and after the date of such merger all references to the Borrower in this Agreement and the other Credit Documents shall be deemed to be references to AMHC)."


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         2.   Section 7.09 of the Credit Agreement is hereby amended by deleting clause (vii) thereof in its entirety and by inserting in lieu thereof the following new clause (vii):

         "(vii) transactions in connection with and related to the demutualization of AMHC (including, without limitation, the merger of the Borrower with and into AMHC) shall not be subject to this Section 7.09."

         3. The first sentence of Section 11.04 of the Credit Agreement is hereby amended by inserting the text "except pursuant to a merger of the Borrower with and into AMHC in accordance with the terms of Section 7.02(j)," following the words "provided, however,".

         4. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that (x) all representations and warranties contained in Section 5 of the Credit Agreement are true and correct in all material respects on and as of the Seventh Amendment Effective Date (as defined below) after giving effect to this Amendment (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and (y) there exists no Default or Event of Default on the Seventh Amendment Effective Date, after giving effect to this Amendment.

         5. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any provision of the Credit Agreement or any other Credit Document except as expressly set forth herein.

         6. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

         7. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         8. This Amendment shall become effective as of the date hereof on the date (the "Seventh Amendment Effective Date") when each of the Borrower and all the Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office.

         9. From and after the Seventh Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement after giving effect to this Amendment.

                                    *  *  *


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         IN WITNESS WHEREOF, the parties hereto have caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                     AMERUS LIFE HOLDINGS, INC.



                                     By s/ Michael G. Fraizer
                                        ----------------------------------------
                                        Name:  Michael G. Fraizer
                                        Title: Senior Vice President and
                                               Chief Financial Officer



                                     THE CHASE MANHATTAN BANK,
                                        Individually and as Administrative Agent



                                     By s/ Helen L. Newcomb
                                        ----------------------------------------
                                        Name:  Helen L. Newcomb
                                        Title: Vice President



                                     BANK ONE, INDIANA, NA, Individually and as
                                        a Co-Arranger



                                     By s/ Cynthia W. Priest
                                        ----------------------------------------
                                        Name:  Cynthia W. Priest
                                        Title: First Vice President



                                     ABN AMRO BANK N.V., Individually and as a
                                        Co-Arranger



                                     By s/ Parker H. Douglas
                                        ----------------------------------------
                                        Name:  Parker H. Douglas
                                        Title: Group Vice President



                                     By s/ Neil R. Stein
                                        ----------------------------------------
                                        Name:  Neil R. Stein
                                        Title: Corporate Banking Officer

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                                     BANK OF MONTREAL



                                     By s/ Bruce A. Pietka
                                        ----------------------------------------
                                        Name:  Bruce A. Pietka
                                        Title: Vice President



                                     BANQUE NATIONALE DE PARIS



                                     By s/ Arnaud Collin du Eocage
                                        ----------------------------------------
                                        Name:  Arnaud Collins du Eocage
                                        Title: Executive Vice President and
                                        General Manager



                                     CIBC INC.



                                     By s/ Robert Mendeles
                                        ----------------------------------------
                                        Name:  Robert Mendeles
                                        Title: Executive Director of CIBC World
                                        Market Corp., as Agent



                                     DRESDNER BANK AG, NEW YORK BRANCH AND
                                       GRAND CAYMAN BRANCH



                                     By s/ Lloyd C. Stevens
                                        ----------------------------------------
                                        Name:  Lloyd C. Stevens
                                        Title: Vice President



                                     By s/ George T. Ferguson, IV
                                        ----------------------------------------
                                        Name:  George T. Ferguson, IV
                                        Title: Assistant Vice President

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                                     FIRST UNION NATIONAL BANK



                                     By s/ Thomas L. Stitchberry
                                        ----------------------------------------
                                        Name:  Thomas L. Stitchberry
                                        Title: Senior Vice President



                                     FLEET NATIONAL BANK



                                     By s/ David A. Bosselait
                                        ----------------------------------------
                                        Name:  David A. Bosselait
                                        Title: Vice President



                                     MELLON BANK, N.A.



                                     By s/ Susan M. Whitewood
                                        ----------------------------------------
                                        Name:  Susan M. Whitewood
                                        Title: Vice President



                                     BANK OF AMERICA, N.A.



                                     By s/ Debra Basler
                                        ----------------------------------------
                                        Name:  Debra Basler
                                        Title: Vice President



                                     NORWEST BANK IOWA, NATIONAL ASSOCIATION



                                     By s/ Diane S. Ramsey
                                        ----------------------------------------
                                        Name:  Diane S. Ramsey
                                        Title: Vice President


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                                     ROYAL BANK OF CANADA



                                     By s/ Vivian Abdelmessih
                                        ----------------------------------------
                                        Name:  Vivian Abdelmessih
                                        Title: Senior Manager



                                     SUNTRUST BANK



                                     By s/ W. David Wisdom
                                        ----------------------------------------
                                        Name:  W. David Wisdom
                                        Title: Vice President